UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23318

Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

5100 W. 115th Place, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Jeremy Goff
5100 W. 115th Place, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseadvisors.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.
2020 Semi-Annual Report

Table of Contents

Letter to Investors	3

Expense Example	6

Financial Statements	7

Notes to Financial Statements	15

Additional Information	19

Investments by asset type as of 3/31/2020	Sector allocation as of 3/31/2020

(unaudited)

2	Tortoise

2020 Semi-Annual Report | March 31, 2020

Dear Investor,

Thank you for your investment in the Tortoise Tax-Advantaged Social Infrastructure Fund. We are excited to share how Tortoise’s social infrastructure platform’s investments are making an impact in communities across the country along with an update on the fund and our outlook for the underlying sectors. The broader social infrastructure platform has invested in 49 facilities totaling more than $365.5 million, with an average deal size of $7.5 million per facility.

Fund update

The fund returned -2.70% during the period, with income providing a boost of 1.18% to overall performance. Undoubtedly, the main topic of the period was the volatile drawdowns broadly experienced across credit and equity indices. While the fund is not immune to mark-to-market declines in a distressed pricing environment, we believe the quality of assets and steady income stream provided a relative haven for investors during the market rout. The percentage of direct obligations in the fund has significantly increased, driving a substantial increase in the gross current yield, during a low interest rate environment, to 7.25% at the end of the period. We believe that the fund structure and investment strategy will continue to provide a diversifying source of income to investors. As the crisis unfolds, we anticipate a period of continued volatility in interest rates and credit markets. We view this as an environment where the fund will continue to display resilience and remain relatively uninfluenced by broad market forces.

Market update

Financial markets entered a turbulent tail-risk scenario during the period with U.S. equity indices entering bear market territory and high yield indices posting large declines. As an extreme flight to quality unfolded, markets faced a liquidity squeeze due to the volume of outflows and forced selling from ETFs and mutual funds. Leveraged instruments such as REITs and closed-end funds also faced margin calls that added to the selling pressure.

As the coronavirus-driven black swan event unfolded, the fund exhibited much less volatility and outperformed on a relative basis. This is largely due to the acyclic nature of the cash flows supporting the direct originations as well as a structure that protects against forced selling in a liquidity-impaired environment.

With the recent COVID-19 pandemic impacting some social infrastructure sectors, we recently expanded our surveillance process and have begun proactively asking entities what steps they have taken in response to the virus. Many educational facilities have instituted virtual or e-learning protocols and have provided designated meal and classwork pick-up times. Given its impact on seniors and the community aspect of senior living facilities, they have begun limiting visitors and are taking extra measures to keep the facilities clean and safe. This includes checking essential employees for any symptoms upon arrival to work. They have also canceled large group events and have begun delivering meals to residents’ rooms.

In December 2019, the National Center for Education Statistics published the 54th Edition of its “Digest of Education Statistics” which estimates current K-12 enrollment in the U.S. to be 56,572,000, comprised of 50,770,000 students attending public schools and 5,802,000 attending private schools. Total K-12 education spending was estimated to be $789 billion, which equates to approximately 4.0% of U.S. gross domestic product (GDP). For context, in 2017, the average current expenditure in the U.S. per public school student was $12,258, an increase of 1.6% in inflation-adjusted dollars. New York led the nation in per pupil public school spending at $22,861, while Utah spent the least per pupil, at $7,206. Construction spending for public schools in 2017 was $45.7 billion with the state of Texas alone accounting for $8.4 billion.1

Market outlook

With more than 9 million charter public school and private school K-12 students enrolled at more than 40,000 schools2, there is a tremendous demand for high quality school facilities at these “schools of choice.” A recent survey by JerseyCAN and the New Jersey Charter Schools Association found that “public charter and renaissance schools will need more than $900 million over the next decade to serve existing students and meet future enrollment demand. Of this $900 million, the unfunded facilities needs for public charter and renaissance schools in the state’s largest six SDA districts — Newark, Camden, Paterson, Jersey City, Trenton, and Plainfield — totals $820 million.” This underscore the immense need for flexible debt capital to support charter, contract and private schools.

Financing high quality charter public schools remains our primary focus in the education sector. As states expand K-12 scholarship options and the competition for students intensifies, we continue to evaluate all types of education opportunities that provide unique offerings, like private schools, schools that target the needs of special needs children, and early education prospects. In addition, we will continue to evaluate opportunities in the higher education arena.

Senior housing construction timelines have extended from approximately 18 months in 2015 to almost 24 months as of Q4 2019 which we have accounted for in the projections of our potential investments. Clearly, rising costs, competition and complexities are weighing on construction timelines. However, we remain bullish in the senior living space as demographic trends continue to be in our favor.

(unaudited)

Tortoise	3

Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.

Demand for energy-related projects within the project finance sector has remained strong throughout the U.S., particularly in connection with efforts to de-carbonize power generation and otherwise reduce greenhouse gas emissions. Several recent legislative and judicial actions bode well for projects that produce renewable natural gas and renewable fuels, such as the adoption of the EPA’s 2020 Final Rule for Renewable Fuel Standards, an extension through 2022 of the biomass-based blenders tax credit, and an extension through 2020 of additional depreciation tax deductions for new biofuel production facilities.

In addition, after a U.S. Appeals Court vacated certain small refinery waivers, the market value of various Renewable Identification Number (RIN) fuel credits doubled, thereby bolstering the economics of biofuel production in the near term. Finally, demand for recycling projects that promote landfill diversion and waste repurposing has continued to grow as circular-economy and sustainability efforts gain momentum, especially within the high-visibility areas of food waste and plastics.

Despite the extreme volatility we have seen so far in 2020, we feel optimistic about the remainder of the year, once we move past the pandemic. We think private equity will continue to have interest in energy infrastructure and renewables and that natural gas and liquefied natural gas (LNG) exports will continue to change the electricity generation mix not only in the U.S., but globally as well. We continue to view our social infrastructure investments as fundamentally sound positions with resilient cash flows supported by strong demographics. We believe times such as this underscore the essential nature of our investments.

Sincerely,

The Tortoise Social Infrastructure Team

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Performance data shown is net of fees and reflects waivers in effect. In the absence of such waivers, total return would be reduced.

1	Revenues & Expenditures for Public Elementary & Secondary Education: FY 17, IES National Center for Education Statistics, February 2020
2	IES National Center for Education Statistics, December 2019

(unaudited)

4	Tortoise

2020 Semi-Annual Report | March 31, 2020

Investing involves risks. Principal loss is possible. The fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. The fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the fund may pay, if any, is uncertain. There currently is no secondary market for the fund’s shares and the advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the fund’s quarterly Repurchase Offers for no less than 5% of the fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The fund invests in municipal-related securities. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. Because the fund concentrates its investments in municipal-related securities the fund may be subject to increased volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The fund may utilize leverage, which is a speculative technique that may adversely affect common shareholders if the return on investments acquired with borrowed fund or other leverage proceeds do not exceed the cost of the leverage, causing the fund to lose money.

Amortization is the paying off of debt with a fixed repayment schedule in regular installments over a period of time. The municipal investments in the portfolio may be tax-exempt at the federal level, but taxes may still be applicable at the state and/or local level.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of the Fund holdings.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

Tortoise	5

Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.

Expense example

As a shareholder of the Tortoise Tax-Advantaged Social Infrastructure Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2019 and held through the period ended March 31, 2020.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expense Ratio(a)	Expense Paid During Period(b)
Actual	$1,000.00	$973.00	1.29%	$6.36
Hypothetical
(5% return	$1,000.00	$1,018.55	1.29%	$6.51
before expenses)

(a)	Annualized, based on the Fund’s most recent fiscal period expenses.
(b)	Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (366), then divided by 366.

(unaudited)

6	Tortoise

2020 Semi-Annual Report | March 31, 2020

Schedule of Investments (unaudited)
March 31, 2020

	Principal Amount	Fair Value
Mortgage Backed Securities — 12.7%(1)
Arbor Realty Collateralized Loan Obligation 2020-FL1 Ltd
2.800%, 02/15/2035(2)(3)	$2,000,000	$1,748,144
Arbor Realty Collateralized Loan Obligation 2020-FL1 Ltd
3.100%, 02/15/2035(2)	1,000,000	861,346
Credit Suisse Commercial Mortgage Securities Corp 2019-SLKZ
2.000%, 01/15/2034(2)(3)	360,000	338,007
DBCG 2017-BBG Mortgage Trust
1.400%, 06/15/2034(2)(3)	1,110,000	1,023,934
FREMF 2014-KF04 Mortgage Trust
4.800%, 06/25/2021(2)	1,766,197	1,719,771
FREMF 2020-KF74 Mortgage Trust
3.700%, 01/25/2027(2)	1,999,911	1,667,591
FREMF 2020-KI05 Mortgage Trust
3.200%, 07/25/2024(2)	2,046,000	1,822,172
Global SC Finance II SRL
3.000%, 04/17/2028(2)	1,541,667	1,507,009
GS Mortgage Securities Corp Trust 2016-RENT
4.100%, 02/10/2029(2)	500,000	494,590
Harley Marine Financing LLC
5.700%, 05/15/2043(2)	939,473	841,151
MF1 2019-FL2 Ltd
2.900%, 12/25/2034(2)(3)	2,000,000	1,627,365
Orec 2018-CRE1 Ltd
1.900%, 06/15/2036(2)(3)	2,600,000	2,316,788
Oxford Finance Funding 2020-1 LLC
3.100%, 02/15/2028(2)	1,000,000	965,779
TGIF Funding LLC 2017-1A
6.200%, 04/30/2047(2)	1,890,000	1,721,683
XCALI 2020-2 Mortgage Trust
4.100%, 02/07/2023(2)	2,000,000	2,038,634
BTH Mortgage Backed Securities Trust Series 2018-13
4.200%, 08/18/2021(2)(3)	2,000,000	2,013,904
FREMF Mortgage Trust Series 2019-KG02
3.800%, 08/25/2029(2)(3)	2,104,000	1,620,320
Monticello FDG BTH-33
4.400%, 08/21/2022(2)	5,000,000	5,125,145
Xcal 2019-IL-1 Mortgage Trust A
4.400%, 11/06/2021(2)(3)	2,000,000	2,010,148
Total Mortgage Backed Securities
(Cost $33,694,858)		31,463,480

Municipal Bonds — 76.4%(1)
Arizona — 18.8%(1)
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
6.400%, 02/01/2026(2)	21,660,000	19,663,814
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
9.650%, 02/01/2026(2)	3,095,000	2,833,627
Arizona Industrial Development Authority
(Obligor: Windsong Senior Living)
12.000%, 12/01/2023(2)	5,480,000	5,482,302
La Paz County Industrial Development Authority
(Obligor: Pioneer Academy)
7.750%, 01/01/2026(2)(3)	19,435,000	18,483,851
		46,463,594
Florida — 17.3%(1)
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 A)
8.250%, 11/15/2025(2)	8,250,000	7,342,500
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 B)
8.500%, 11/15/2025(2)	550,000	489,500
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series A)
8.250%, 11/15/2025(2)	8,425,000	6,655,750
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series B)
8.500%, 11/15/2025(2)	485,000	383,150
Florida Development Finance Corp.
(Obligor: The Athenian Academy)
8.500%, 07/01/2049(2)	15,925,000	15,975,960
Florida Development Finance Corp.
(Obligor: San Jose Schools)
7.150%, 02/15/2030	12,930,000	12,000,980
		42,847,840
Massachusetts — 0.1%(1)
Massachusetts Development Finance Agency
(Obligor: President & Fellows of Harvard College)
5.000%, 10/15/2040	340,000	347,140

See accompanying Notes to Financial Statements.

Tortoise	7

Schedule of Investments (unaudited) (continued)
March 31, 2020

	Principal Amount	Fair Value
Pennsylvania — 11.6%(1)
Philadelphia Authority for Industrial Development
(Obligor: MaST Community Charter School)
6.500%, 06/15/2054	$5,490,000	$5,272,431
Philadelphia Authority for Industrial Development
(Obligor: MaST Community Charter School)
6.500%, 06/15/2054(2)	24,405,000	23,437,830
		28,710,261
Texas — 1.9%(1)
New Hope Cultural Education Facilities Finance Corp.
(Obligor: Bridgemoor)
10.000%, 12/01/2053(2)	5,000,000	4,702,700
Virginia — 0.1%(1)
Fairfax County Industrial Development Authority
(Obligor: Inova Health System Obligated Group)
4.000%, 05/15/2022	280,000	296,806
Wisconsin — 26.6%(1)
Public Finance Authority
(Obligor: Fort Collings Montessori)
7.250%, 12/01/2029	6,155,000	5,728,089
Public Finance Authority
(Obligor: Gardens of Montgomery — Series A)
10.000%, 01/01/2029(2)	1,610,000	1,292,025
Public Finance Authority
(Obligor: Gardens of Montgomery — Series B)
10.000%, 01/01/2029(2)	29,000	23,273
Public Finance Authority
(Obligor: Gardens of Rome — Series C)
10.000%, 01/01/2024	1,630,000	1,308,075
Public Finance Authority
(Obligor: Gardens of Rome — Series D)
10.000%, 01/01/2024	70,000	56,175
Public Finance Authority
(Obligor: Gardens of Savannah — Series C)
10.000%, 01/01/2024(2)	1,065,000	854,663
Public Finance Authority
(Obligor: Gardens of Savannah — Series D)
10.000%, 01/01/2024(2)	80,000	64,200
Public Finance Authority
(Obligor: Gardens of Social Circle — Series C)
10.000%, 01/01/2024(2)	2,030,000	1,629,075
Public Finance Authority
(Obligor: Gardens of Social Circle — Series D)
10.000%, 01/01/2024(2)	65,000	52,163
Public Finance Authority
(Obligor: Gardens of Waterford — Series C)
10.000%, 01/01/2024(2)	1,185,000	950,963
Public Finance Authority
(Obligor: Gardens of Waterford — Series D)
10.000%, 01/01/2024(2)	75,000	60,188
Public Finance Authority
(Obligor: Reidsville House — Series B)
12.500%, 01/01/2029	55,000	55,568
Public Finance Authority
(Obligor: Lakeview Village — Series B)
12.500%, 01/01/2022	50,000	50,516
Public Finance Authority
(Obligor: Landings of Columbus — Series C)
10.000%, 01/01/2024	1,055,000	846,638
Public Finance Authority
(Obligor: Landings of Columbus — Series D)
10.000%, 01/01/2024	80,000	64,200
Public Finance Authority
(Obligor: Landings of Douglas — Series C)
10.000%, 01/01/2024(2)	1,255,000	1,007,138
Public Finance Authority
(Obligor: Landings of Douglas — Series D)
10.000%, 01/01/2024(2)	75,000	60,188
Public Finance Authority
(Obligor: Landings of Gainsville — Series C)
10.000%, 01/01/2024	1,020,000	818,550
Public Finance Authority
(Obligor: Landings of Gainsville — Series D)
10.000%, 01/01/2024(2)	80,000	64,200
Public Finance Authority
(Obligor: Landings of Montgomery — Series C)
10.000%, 01/01/2029(2)	1,955,000	1,568,888
Public Finance Authority
(Obligor: Landings of Montgomery — Series D)
10.000%, 01/01/2029(2)	65,000	52,163
Public Finance Authority
(Obligor: New Summit Academy)
7.500%, 08/01/2029(2)(3)	9,420,000	8,872,886
Public Finance Authority
(Obligor: Reidsville House — Series A)
12.500%, 01/01/2029	1,860,000	1,778,830
Public Finance Authority
(Obligor: Senters Memory Care — Series A)
8.500%, 01/01/2029(2)	4,040,000	3,318,375
Public Finance Authority
(Obligor: Senters Memory Care — Series B)
8.500%, 01/01/2029(2)	105,000	86,245
Public Finance Authority
(Obligor: St. James Christian Academy)
8.750%, 10/01/2029	4,560,000	4,545,408

See accompanying Notes to Financial Statements.

8	Tortoise

2020 Semi-Annual Report | March 31, 2020

Schedule of Investments (unaudited) (continued)
March 31, 2020

	Principal	Fair
	Amount	Value
Wisconsin (continued)
Public Finance Authority
(Obligor: St. James Christian Academy)
12.000%, 10/01/2029	$400,000	$375,932
Public Finance Authority
(Obligor: Vonore Fiber Products LLC)
9.000%, 06/01/2029(2)(3)	10,520,000	10,344,842
Public Finance Authority
(Obligor: Montage Senior Living)
8.000%, 02/01/2024	5,060,000	4,642,145
Public Finance Authority
(Obligor: Montage Senior Living)
8.000%, 02/01/2024	5,520,000	5,064,158
Public Finance Authority
(Obligor: Montage Senior Living)
8.000%, 02/01/2024	10,980,000	10,073,272
		65,709,026
Total Municipal Bonds
(Cost $199,869,510)		189,077,367

Short Term Investments — 11.2%(1)

Arizona — 0.8%(1)
Arizona Health Facilities Authority
(Obligor: Common Spirit Health Oblig Group)
Weekly VRDN and Put,
5.000%, 07/01/2035(3)	2,000,000	2,000,000
Illinois — 0.6%(1)
Illinois Health Facilities Authority
(Obligor: NorthShore University HealthSystem)
Weekly VRDN and Put,
4.090%, 08/15/2035(3)	1,500,000	1,500,000
University of Illinois
Weekly VRDN and Put,
4.000%, 10/01/2026(3)	100,000	100,000
		1,600,000
Indiana — 0.7%(1)
Indiana Finance Authority
(Obligor: Ascension Health Credit Group)
Weekly VRDN and Put,
4.250%, 11/15/2036(3)	1,750,000	1,750,000
Kentucky — 0.5%(1)
Louisville & Jefferson County Kentucky Variable Revenue Bonds
(Obligor: Norton Healthcare Obligated Group)
Weekly VRDN and Put,
4.600%, 10/01/2039(3)	1,300,000	1,300,000
Maryland — 1.1%(1)
Maryland State Health & Higher Educational Variable Revenue Bonds
(Obligor: University of Maryland Medical System Obligated Group)
Weekly VRDN and Put,
4.000%, 07/01/2034(3)	2,750,000	2,750,000
Minnesota — 1.0%(1)
City of Minneapolis
(Obligor: Fairview Health Services Obligated Group)
Weekly VRDN and Put,
4.900%, 11/15/2048(3)	1,300,000	1,300,000
City of Rochester Minnesota
(Obligor: Mayo Clinic)
Weekly VRDN and Put,
4.880%, 11/15/2047(3)	1,250,000	1,250,000
		2,550,000
New York — 0.1%(1)
New York City Housing Development Corp.
Weekly VRDN and Put,
2.950%, 04/15/2035(3)	200,000	200,000
North Carolina — 0.1%(1)
University of North Carolina at Chapel Hill
(Obligor: University of North Carolina at Chapel Hill)
Weekly VRDN and Put,
4.820%, 02/01/2029(3)	200,000	200,000
Ohio — 0.1%(1)
The Ohio State University
Weekly VRDN and Put,
4.730%, 12/01/2031(3)	100,000	100,000
Texas — 1.8%(1)
Red River Education Finance Corp.
(Obligor: Texas Christian University)
Weekly VRDN and Put,
4.970%, 03/01/2030(3)	900,000	900,000
Tarrant County Cultural Education Facilities Finance Corp
(Obligor: CHRISTUS Health Obligated Group)
Weekly VRDN and Put,
4.850%, 07/01/2047(3)	1,220,000	1,220,000
Tarrant County Cultural Education Facilities Finance Corp
(Obligor: Texas Health Resources Obligated Group)
Weekly VRDN and Put,
4.300%, 11/15/2047(3)	1,655,000	1,655,000
Tarrant County Cultural Education Facilities Finance Corp
(Obligor: Texas Health Resources Obligated Group)
Weekly VRDN and Put,
5.040%, 11/15/2051(3)	200,000	200,000
The University of Texas System
Weekly VRDN and Put,
4.700%, 08/01/2033(3)	600,000	600,000
		4,575,000

See accompanying Notes to Financial Statements.

Tortoise	9

Schedule of Investments (unaudited) (continued)
March 31, 2020

	Principal	Fair
	Amount	Value
Utah — 1.2%(1)
Murray City Utah Hospital Revenue
(Obligor: IHC Health Services Inc Obligated Group)
Weekly VRDN and Put,
4.000%, 05/15/2036(3)	$3,000,000	$3,000,000
Virginia — 1.6%(1)
Loudoun County Economic Development Authority
(Obligor: Howard Hughes Medical Institute)
Weekly VRDN and Put,
3.900%, 02/15/2038(3)	150,000	150,000
Loudoun County Economic Development Authority
(Obligor: Howard Hughes Medical Institute)
Weekly VRDN and Put,
3.900%, 02/15/2038(3)	2,550,000	2,550,000
Norfolk Economic Development Authority
(Obligor: Sentara Healthcare Obligated Group)
Weekly VRDN and Put, 4.750%,
11/01/2034(3)	1,155,000	1,155,000
		3,855,000
Washington — 0.1%(1)
Washington Health Care Facilities Authority
(Obligor: Providence St Joseph Health Obligated Group)
Weekly VRDN and Put,
4.930%, 10/01/2042(3)	100,000	100,000
Washington Health Care Facilities Authority
(Obligor: Providence St Joseph Health Obligated Group)
Weekly VRDN and Put,
4.930%, 10/01/2042(3)	200,000	200,000
		300,000
Money Market Funds — 1.5%(1)
First American Government Obligations Fund
0.450%, 12/01/2031(4)	3,649,253	3,649,253
Total Short Term Investments
(Cost $27,829,254)		27,829,253

Total Investments — 100.3%(1)
(Cost $261,393,622)		248,370,100
Other Liabilities in Excess of Assets, Net — (0.3)%(1)		(746,834)
Total Net Assets — 100.0%(1)		$247,623,266

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser. As of March 31, 2020, the value of these investments were $167,215,936 or 67.5% of total net assets.
(3)	“Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The rate shown is the rate in effect as of March 31, 2020.
(4)	Seven-day yield as of March 31, 2020.

See accompanying Notes to Financial Statements.

10	Tortoise

2020 Semi-Annual Report | March 31, 2020

Statement of Assets & Liabilities (unaudited)
March 31, 2020

Assets:
Investments, at fair value (cost $261,393,622)	$248,370,100
Interest receivable	4,883,911
Receivable for capital shares sold	175,490
Receivable for Adviser expense reimbursement	27,045
Receivable for Adviser fee waiver	249,286
Prepaid expenses and other assets	56,274
Total assets	253,762,106
Liabilities:
Payable for investment securities purchased	3,390,000
Payable to Adviser	779,020
Payable for fund administration & accounting fees	29,428
Payable for custody fees	184
Payable for transfer agent fees & expenses	41,527
Payable for professional fees	131,488
Payable for printing and mailing fees	9,196
Payable to directors	62,710
Distributions payable	1,692,871
Accrued expenses	2,416
Total liabilities	6,138,840
Net Assets	$247,623,266
Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 26,158,973 shares issued and outstanding (1,000,000,000 shares authorized)	$26,159
Additional paid-in capital	260,766,181
Total accumulated loss	(13,169,074)
Net Assets applicable to common stockholders .	$247,623,266
Net Asset Value per common share outstanding (net assets applicable to common stockholders,
divided by common shares outstanding)	$9.47

See accompanying Notes to Financial Statements.

Tortoise	11

Statement of Operations (unaudited)
Period from October 1, 2019 to March 31, 2020

Investment Income:
Interest income	$7,796,633
Expenses:
Advisory fees (See Note 4)	1,519,678
Legal fees	130,000
Fund administration and accounting fees (See Note 4)	48,629
Shareholder communication fees	44,240
Transfer agent fees and expenses (See Note 4)	42,000
Audit and tax fees	34,225
Director fees	31,000
Registration fees	26,736
Other	6,338
Custody fees (See Note 4)	2,758
Total expenses before reimbursement	1,885,604
Less: expense reimbursement by Adviser (See Note 4)	(61,991)
Less: fees waived by Adviser (See Note 4)	(249,286)
Net expenses	1,574,327
Net Investment Income	$6,222,306
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	72,436
Net change in unrealized depreciation of investments	(13,435,764)
Net Realized and Unrealized Loss on Investments	(13,363,328)
Net Decrease in Net Assets Resulting from Operations	$(7,141,022)

See accompanying Notes to Financial Statements.

12	Tortoise

2020 Semi-Annual Report | March 31, 2020

Statement of Changes in Net Assets

	Period from October 1, 2019 to March 31, 2020	Year Ended September 30, 2019
	(unaudited)
Operations
Net investment income	$6,222,306	$6,554,823
Net realized gain on investments	72,436	54,079
Net change in unrealized appreciation (depreciation) of investments	(13,435,764)	495,620
Net increase (decrease) in net assets resulting from operations	(7,141,022)	7,104,522
Capital Share Transactions
Proceeds from shares sold	42,825,357	196,366,980
Proceeds from reinvestment of distributions	2,905,279	3,262,002
Payments for shares redeemed	(10,452,827)	(45,044,421)
Increase in net assets resulting from capital share transactions	35,277,809	154,584,561
Distributions to Shareholders
From distributable earnings	(6,261,237)	(6,787,955)
Total Increase in Net Assets	21,875,550	154,901,128
Net Assets
Beginning of period	225,747,716	70,846,588
End of period	$247,623,266	$225,747,716
Transactions in Shares:
Shares sold	4,315,346	19,679,284
Shares issued to holders in reinvestment of dividends	300,598	327,117
Shares redeemed	(1,049,301)	(4,513,730)
Increase in Institutional Class shares outstanding	3,566,643	15,492,671

See accompanying Notes to Financial Statements.

Tortoise	13

Financial Highlights

	Period from October 1, 2019 to March 31, 2020	Year Ended September 30, 2019	Period from March 26, 2018(1) to September 30, 2018
	(unaudited)
Per Common Share Data
Net asset value, beginning of period	$9.99	$9.98	$10.00
Investment operations:
Net investment income	0.24	0.46	0.16
Net realized and unrealized gain (loss) on investments	(0.51)	0.01	(0.09)
Total from investment operations	(0.27)	0.47	0.07
Less distributions from:
Net investment income	(0.25)	(0.46)	(0.09)
Net asset value, end of period	$9.47	$9.99	$9.98
Total Return(2)	(2.70)%	4.78%	1.11%

Supplemental Data and Ratios
Net assets, end of period (in 000's)	$247,623	$225,748	$70,847
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(3)	1.55%	1.95%	5.93%
After expense waiver/reimbursement(3)	1.29%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver/reimbursement(3)	4.86%	3.97%	(1.35)%
After expense waiver/reimbursement(3)	5.12%	4.42%	3.07%
Portfolio turnover rate(2)	42%	25%	160%

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.

See accompanying Notes to Financial Statements.

14	Tortoise

2020 Semi-Annual Report | March 31, 2020

Notes to Financial Statements (unaudited)
March 31, 2020

1. Organization

Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. (the “Fund”) was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”).

The Fund seeks to generate attractive total return with an emphasis on tax-advantaged income. “Tax-Advantaged” income is income that by statute or structuring of a security is in part, or in whole, tax-reduced, tax-deferred or tax-free with respect to federal, state or municipal taxes.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

For the period ended March 31, 2020, the Fund engaged in the following repurchase offers:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Tendered
November 1, 2019	5.0%	409,450	1.7%
February 7, 2020	5.0%	639,851	2.5%

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Mortgage backed securities and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

Tortoise	15

Notes to Financial Statements (unaudited) (continued)

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Mortgage Backed Securities	$—	$31,463,480	$—	$31,463,480
Municipal Bonds	—	189,077,367	—	189,077,367
Short Term Investments	3,649,253	24,180,000	—	27,829,253
Total Investments	$3,649,253	$244,720,847	$—	$248,370,100

Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2020, the Fund recognized no transfers between levels.

The Fund did not invest in any Level 3 investments during the period.

C. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date.

D. Distributions to Stockholders — Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income (including tax-exempt income reduced by certain disallowed expenses) each year both to avoid federal income tax and excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation — The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

F. Organization Expenses and Offering Costs — The Fund is responsible for paying all organization and offering expenses. Offering costs paid by the Fund are capitalized and amortized on a straight line basis over a twelve month period. Organization costs are expensed as incurred, and are reported in the accompanying Statement of Operations.

G. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Recent Accounting and Regulatory Update — In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework which modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, early adoption is permitted. Management is currently evaluating this guidance to determine the impact on the financial statements.

16	Tortoise

2020 Semi-Annual Report | March 31, 2020

Notes to Financial Statements (unaudited) (continued)

3. Concentration of Risk

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in Municipal-Related Securities. The Fund considers a security or obligation to be a Municipal-Related Security if it is issued (i) for projects in the social infrastructure sector (defined below) or (ii) by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The “social infrastructure sector” includes assets and services that accommodate essential social services related to education, healthcare, housing, human service providers and social services. Such assets and services may include, but not be limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors, student, affordable, military and other housing facilities; industrial/infrastructure and utility projects; and nonprofit and civic facilities. The Fund may also invest up to 20% of its total assets in each of the following: (i) securities guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (ii) equity investments in other companies, including exchange-traded funds and (iii) non-Municipal-Related Securities.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Capital Advisors, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

During the period from January 1, 2020 through March 31, 2020, the Adviser agreed to waive fees in an amount equal to 0.40% of the daily Managed Assets of the fund. The total amount of fees waived during the period was $249,286. The waived fees are not subject to recapture by the Adviser.

Pursuant to an Expense Limitation and Reimbursement Agreement, through February 28, 2021, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.25% of Managed Assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
September 30, 2021	$798,184
September 30, 2022	$663,232
September 30, 2023	$61,991

U.S. Bank Global Fund Services, LLC (“USBGFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2020 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2020, were as follows:

	Purchases	Sales
Mortgage Back Securities	$41,082,151	$17,194,066
Municipal Bonds	88,586,391	58,849,455

Tortoise	17

Notes to Financial Statements (unaudited) (continued)

6. Federal Tax Information

For the year ended September 30, 2019, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of investments	$224,376,950
Gross unrealized appreciation	1,322,435
Gross unrealized depreciation	(910,192)
Net unrealized appreciation/(depreciation)	412,243
Undistributed ordinary income(1)	638,905
Undistributed long-term capital gain	—
Total distributable earnings	638,905
Other temporary differences	(817,963)
Other accumulated losses	—
Total accumulated gains	$233,185

During the period ended March 31, 2020, the Fund paid $6,261,237 in distributions to shareholders.

For the year ended September 30, 2019, the Fund paid the following distributions to shareholders (adjusted by dividends payable):

Year Ended September 30, 2019
Ordinary Income(1)(2)	$651,161
Tax-Exempt Income(3)	$5,658,517

(1)	Undistributed short-term capital gain included in ordinary income.
(2)	For Federal Income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(3)	Designated as exempt per IRC Sec 852(b)(5).

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. There were no such reclassifications made for the year ended September 30, 2019.

7. Subsequent Events

As of the date these financial statements were issued, the outbreak of the novel coronavirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID- 19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our and our portfolio companies performance and financial results.

On March 27, 2020, the Fund issued a repurchase offer with a repurchase request deadline of May 1, 2020. On May 1, 2020, 1,854,753.082 shares were repurchased at the net asset value per share of $9.35.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

18	Tortoise

2020 Semi-Annual Report | March 31, 2020

Additional Information (unaudited)

Approval of Investment Advisory Agreement

In connection with an internal restructuring of Tortoise Credit Strategies, LLC (“TCS”) pursuant to which the social infrastructure team was moving from TCS to Tortoise Capital Advisors, L.L.C. (“TCA” or the “Adviser”), the Board of Directors (the “Board”) of the Fund considered a corporate assignment by TCS to TCA of the investment advisory agreement between TCS and the Fund and the continuation of that investment advisory agreement as so assigned (the “Advisory Agreement”) for a one year period. The internal restructuring did not involve a change in actual control or management of the Fund’s investment adviser and did not constitute an “assignment” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) or the Investment Advisers Act of 1940, as amended (the “Advisers Act”). At a meeting of the Board of the Fund held on December 20, 2019 (the “Meeting”), the directors, including the directors who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”), received extensive data and information from TCA concerning the Fund and the services to be provided to it by TCA under the Advisory Agreement, including information regarding the fees payable by other funds for similar services.

Factors Considered

The Board, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Board’s consideration of the Advisory Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of stockholders of the Fund. In determining whether to approve the corporate assignment and the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative; individual directors may have evaluated the information presented differently from one another, giving different weights to various factors.

Nature, Extent and Quality of Services Provided. The Board considered information regarding the history, qualification and background of the Adviser and the individuals primarily responsible for the portfolio management of the Fund. In addition, the Board reviewed the quality of the Adviser’s services to be provided with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of the supervisory and administrative services that the Adviser will be responsible for providing to or providing for the Fund; the unique and complex nature of the Fund’s investment program in the registered fund space; and conditions that might affect the Adviser’s ability to provide high-quality services to the Fund in the future under the Advisory Agreement, including the Adviser’s financial condition and operational stability. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board, including the Independent Directors, concluded that the Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the corporate assignment and continuation of the Advisory Agreement.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed information pertaining to the performance of the Fund. These data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund, that the Adviser deemed to be relevant from a qualitative standpoint by taking characteristics such as tenure and industry perception into account, and with regard to management fees and expenses, by capturing those funds at the high and low end of the spectrum. The comparative information showed that the performance of the Fund is satisfactory on an overall basis compared to other similar funds for various periods despite certain periods of lower relative performance against applicable comparable funds. The Independent Directors also considered discussions with the Adviser regarding the Fund’s performance plan and strategy. Based upon their review and also considering market conditions and volatility, the Independent Directors concluded that the fund’s performance has been reasonable based on the fund’s strategy and compared to other comparable funds and that the Fund has generated reasonable returns for investors. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

In assessing the reasonableness of the Fund’s fees under the Advisory Agreement, the Board considered, among other information, the Fund’s management fee as a percentage of total managed assets and its total gross operating expense ratio (calculated as a percentage of net assets and excluding interest expense, and before the application of expense limitation) and net operating expense ratio compared to those of comparable funds. The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer group for the Fund. The Independent Directors also took note that the Fund, as a closed-end interval fund, differs from an exchange-traded closed-end fund, including with respect to the level of attention and resources required in day-to-day management and oversight, because, among other differences, an interval fund is continuously offered and conducts periodic repurchase offers, which requires management of asset inflows and outflows that generally do not apply to exchange-traded closed-end funds.

The Board also considered the management fee (based on total managed assets) charged by the Adviser to other Tortoise funds to the management fee of the Fund. The Independent Directors noted that the management fee paid by the Fund is higher than the management fees paid by the other Tortoise funds, but were advised by the Adviser that there are additional portfolio management challenges in managing a closed-end interval fund such as the Fund, such as those associated with being continuously offered, managing daily inflows of stockholder subscriptions, and the proposed quarterly repurchases of shares of common stock.

Tortoise	19

Additional Information (unaudited) (continued)

The Board also noted that the Adviser proposed to enter into an Expense Limitation Agreement with the Fund, pursuant to which the Adviser would agree to reimburse the Fund, to the extent that certain specified expenses exceed 0.25% of the Fund’s managed assets. It was noted that the Fund’s estimated total expense ratio calculated as a percentage of common share net assets (excluding interest expense) after giving effect to the Expense Limitation Agreement is lower than the total expense ratios for the competitor funds.

In addition to advisory services, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Fund. The Adviser provides the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Independent Directors also reviewed information received from the Adviser and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and the Advisers Act and their applicability to the Fund, including the Fund’s Code of Ethics.

The Adviser provided detailed information concerning its expected cost of providing services to the Fund, its projected profitability in managing the Fund, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to provide services under the Advisory Agreement, and the reasonableness of the management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services to be provided to the Fund and provided to the Adviser’s other clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the Fund’s contractual annual management fee and overall expenses with a peer group of comparable funds determined by the Adviser as described above.

The Independent Directors concluded that the fees (including the management fee) and expenses that the Fund will be paying under the Advisory Agreement, as well as the operating expense ratios of the Fund, are reasonable given the quality of services to be provided under the Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Fund grows, such as through breakpoints in the management fee, and whether fee levels reflect any economies of scale for the benefit of the Fund’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall, and the Board and the Adviser determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser on the one hand and stockholders of the Fund on the other.

Collateral Benefits Derived by the Adviser. Additionally, the Board considered so-called “fall-out benefits” to the Adviser, such as reputational value derived from serving as investment manager to the Fund. They concluded that the Adviser generally does not directly use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Board, including the Independent Directors, did not, with respect to their deliberations concerning their approval of the corporate assignment and the continuation of the Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any third party soft dollar arrangements in rendering its advisory services to the Company. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. The Adviser does not consider this research when selecting brokers to execute fund transactions and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusions of the Directors

After reviewing and considering these and other factors described herein, the Board, including the Independent Directors, concluded within the context of their overall conclusions regarding the Advisory Agreement and based on information provided and related representations made by the Adviser, that they were satisfied that fees payable under the Advisory Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Adviser, as the case may be, and that, based on the information provided by the Adviser and taking into account the various assumptions made, the profitability of the Adviser did not appear to be excessive under the Advisory Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board, including the Independent Directors, unanimously concluded that the approval of the corporate assignment and the continuation of the Advisory Agreement was in the interest of the Fund and its prospective stockholders and should be approved for a period of one-year from the effectiveness of the assignment and assumption of the Advisory Agreement.

20	Tortoise

2020 Semi-Annual Report | March 31, 2020

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019), which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q and Part of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331. The Fund’s Form N-Q will also be available through the Adviser’s website at www.tortoiseadvisors.com.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures will be available upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331, on the Adviser’s website at www.tortoiseadvisors.com, and on the SEC’s website at www.sec.gov.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise	21

Board of Directors
Gary Henson
Tortoise
Conrad S. Ciccotello
Independent
Allen R. Strain
Independent
John G. Woolway
Independent

Investment Adviser
Tortoise Capital Advisors, LLC
5100 W. 115th Place
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel
Simpson Thacher & Bartlett LLP
900 G. Street, N.W.
Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded
by a prospectus.

5100 W. 115th Place
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)    Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no new portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
10/1/19-10/31/19
Month #2	0	0	0	0
11/1/19-11/30/19
Month #3	0	0	0	0
12/1/19-12/31/19
Month #4	0	0	0	0
1/1/20-1/31/20
Month #5	0	0	0	0
2/1/20-2/29/20
Month #6	0	0	0	0
3/1/20-3/31/20
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer
and Treasurer

Date:      May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer
and Treasurer

Date:      May 29, 2020